SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 6, 2001
                                                          --------------



                                EATON VANCE CORP.
                                ------------------
             (Exact name of registrant as specified in its charter)



   Maryland                        1-8100                        04-2718215
----------------        -----------------------              -------------------
(State or other         (Commission File Number)             (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


255 State Street, Boston, Massachusetts                                  02109
---------------------------------------                               ----------
(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code: (617)482-8260
                                                            -------------


                               Page 1 of 5 pages

                       INFORMATION INCLUDED IN THE REPORT


ITEM 5.        OTHER EVENTS
-------        ------------

               Registrant's  operating  company,  Eaton  Vance  Management,  has commenced an offering of zero-coupon notes exchangeable into shares of Registrant's non-voting common stock under certain conditions, as described in Registrant's news release dated August 6, 2001, a copy of which is filed herewith as Exhibit 99.4 and incorporated herein by reference.




                               Page 2 of 5 pages

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                EATON VANCE CORP.
                                (Registrant)


Date: August 6, 2001            /s/ William M. Steul
      --------------            ------------------------------------
                                William M. Steul, Chief Financial Officer



Page 3 of 5 pages

                                  EXHIBIT INDEX


     Each exhibit is listed in this index according to the number assigned to it in the exhibit table set forth in Item 601 of Regulation S-K. The following exhibit is filed as part of this report:


Exhibit No.     Description
-----------     -----------

99.4            Copy of registrant's news release dated August 6, 2001.





Page 4 of 5 pages

                                                                    Exhibit 99.4
NEWS RELEASE

{LOGO}         Eaton Vance Corp.
               The Eaton Vance Building
               255 State Street, Boston, MA  02109
               (617) 482-8260
               Contact: William M. Steul

                                                           FOR IMMEDIATE RELEASE

       EATON VANCE CORP. ANNOUNCES ZERO-COUPON EXCHANGEABLE DEBT OFFERING

BOSTON, MA - AUGUST 6, 2001 - EATON VANCE CORP. (NYSE:EV) today announced that it has commenced an offering of zero-coupon exchangeable notes through its operating company, Eaton Vance Management.

Under the offering, the debt securities will be exchangeable into shares of Eaton Vance Corp.'s non-voting common stock if the market price of the shares reaches specified thresholds. It is expected that the debt will not be callable for five years after issuance, and will mature in 30 years, although the holders will be able to require Eaton Vance Management to repurchase the debt on several occasions. The debt securities will be offered with original issue discount with anticipated gross proceeds of approximately $150 million before the initial purchaser's $23 million gross proceeds overallotment option. Eaton Vance Management will use the proceeds of the offering to pay for recently announced acquisitions, purchase shares of Eaton Vance Corp. non-voting common stock, and general corporate purposes.

Eaton Vance Corp. is the investment adviser and distributor of over 70 mutual funds. The company also manages investments for approximately 800 individual and institutional clients. Eaton Vance has over $50 billion in assets under management.

This press release does not constitute an offer to sell or the solicitation of an offer to buy securities. The offering is being made only to qualified institutional buyers. The debt securities and shares of non-voting common stock issuable upon exchange of the debt securities have not been registered under the United States or state securities laws and may not be offered or sold in the
United States absent registration or an applicable exemption from the registration requirements.

Certain matters discussed in this press release and in public statements relating to the release may constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including the ability to close the debt offering, changes in the securities or financial markets or in general economic conditions, the availability of equity and debt financing, the investment performance of our subsidiaries and their ability to effectively market their investment strategies, and other risks detailed from time to time in Eaton Vance's filings with the Securities and Exchange Commission. For a discussion of such risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the company's Annual Report, Form 10-K for the most recently ended fiscal year as well as subsequent documents filed by the company with the Securities and Exchange Commission.


                               Page 5 of 5 pages